SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         April 21, 1999 (April 13, 1999)
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                    000-29222                 13-3575874
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)


                                Page 1 of 5 Pages
                         Exhibit Index Appears at Page 3

Item 5. Other Events

      The sole purpose of this Form 8-K is to file a press release issued by AVAX Technologies, Inc. on April 13, 1999 announcing new results in its continuing testing and evaluation of the Company's AC Vaccine(TM) for the treatment of patients with Melanoma, M-Vax(TM).

Item 7. Financial Statements and Exhibits.

            Exhibits: 99.5 Press Release dated April 13, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AVAX TECHNOLOGIES, INC.

Date: April 19, 1999

                                    By: /s/ Jeffrey M. Jonas
                                        ----------------------------------------
                                    Name: Jeffrey M. Jonas, M.D.
                                    Title: President and Chief Executive Officer

                                Exhibit Index

           Exhibit Number                            Description
           --------------                            -----------

               99.5                      Press Release dated April 13, 1999.


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